SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 14, 2005
                                                        ------------------



                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)



           Maryland                     1-14788                94-6181186
-----------------------------     --------------------     --------------------
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                   Number)           Identification No.)


                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------

                                      N/A
                                    ---------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01     Other Events.

        On February 14, 2005, Capital Trust, Inc. (the "Company") issued a press release announcing a proposed offering of approximately $323 million aggregate principal amount of non-recourse collateralized debt obligations through two of its subsidiaries, Capital Trust RE CDO 2005-1 Ltd. and Capital Trust RE CDO 2005-1 Corp.

        In accordance with Rule 135C of the Securities Act of 1933, as amended, a copy of the press release is attached to this Current Report on Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits

        (c) Exhibits

        Exhibit Number          Description

        99.1                    Press Release dated February 14, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            CAPITAL TRUST, INC.


                                            By:      /s/ John R. Klopp
                                               -----------------------
                                               Name:   John R. Klopp
                                               Title:  Chief Executive Officer




Date: February 16, 2005

                                  Exhibit Index


        Exhibit Number          Description
        --------------          -----------

             99.1               Press Release dated February 14, 2005